                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 15, 2009


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Ohio                           0-24948                34-1659805
----------------------------     ----------------------    ------------------
(State or Other Jurisdiction     Commission File Number     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             -----------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
             -------------------------------------------------------------
             CERTAIN OFFICERS
             ----------------

         (b) On September 15, 2009, C. Keith Swaney advised the Board of Directors of PVF Capital Corp. (the "Company") that he intends to retire from the Boards of Directors of the Company and Park View Federal Savings Bank, the Company's wholly owned subsidiary, effective at the Company's next annual meeting of stockholders and will not stand for reelection.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PVF CAPITAL CORP.


Dated:  September 21, 2009             By: /s/ Robert J. King, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer